                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     Form 8-K

                                  CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934

                           Date of Report: June 1, 2004

                     CHASE CREDIT CARD MASTER TRUST (formerly
                  known as "Chemical Master Credit Card Trust I")
 -------------------------------------------------------------------------------
                              (Issuer of Securities)

                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                              (Sponsor of the Trust)
 -------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                              033-94190
                                              333-74303
                                              333-68236
                                              333-83484
                                              333-84400
        United States                         333-103210                           22-2382028
------------------------------       -------------------------------    --------------------------------
 (State or other jurisdiction           (Commission File Numbers)                 (IRS Employer
      of incorporation)                                                        Identification No.)


         White Clay Center, Building 200, Newark, DE                               19711
         --------------------------------------------------------              ------------
         (Address of principal executive offices)                               (Zip Code)


Registrant's telephone number, including area code: (302) 575-5000


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Item 5.           Other Events:

         On June 1, 2004 the Chase Credit Card Master Trust (the "Trust") added to its portfolio credit card receivables in a group of 539,721 accounts, with a total outstanding principal amount of $1,439,032,916.99. The total outstanding principal amount of receivables in the trust portfolio after the June 1, 2004 addition was $36,377,372,534.52. The management of Chase Manhattan Bank USA, N.A. believes that the addition of the new credit card receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



Item 7.      Exhibit         Description
             -------         -----------

             10.1 Assignment No. 31 of Receivables in Additional Accounts, dated June 1, 2004.



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                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 17, 2004

                                        JPMorgan Chase Bank
                                        (f/k/a The Chase Manhattan Bank),
                                        as Servicer


                                        By: /s/ Miriam K. Haimes
                                        -----------------------------------
                                        Name:  Miriam K. Haimes
                                        Title: Senior Vice President




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                                        INDEX TO EXHIBITS
                                        ----------------------------

Exhibit No.                             Description
-----------                             -----------
10.1                                    Assignment No. 31 of Receivables on
                                        Additional Accounts, dated June 1, 2004.